FORECLOSURECAT.COM

YOUR ONLINE FORECLOSURE CATALOG

FORECLOSURE SOLUTIONS INC.
2502 LIVE OAK ST #205
DALLAS, TX 75204

Referral Agreement

Date ______________________________

H.J. Cole / Foreclosure Solutions, Inc. (Broker A)
Broker / Brokerage Company

refers ______________________________ (Prospect)
Name of Prospect

to ______________ / ______________ (Broker B)
Broker / Brokerage Company

In consideration of the referral of Prospect, Broker B shall compensate Broker A, in the amount of 25% of the full commission received by Broker B on any real estate transaction involving Prospect as a referral fee, in the event that Broker B is compensated in connection with any real estate related contract or transaction involving Prospect within 360 days of the date referenced above.

Broker B shall pay the referral fee to Broker A within 3 days of Broker B's receipt of commission on the transaction involving the Prospect and clearance of said funds.

Foreclosure Solutions, Inc.	______________________________
Brokerage Company	Brokerage Company
H.J. Cole	______________________________
Broker / Date	Broker / Date